SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Communications Fund DWS Target 2010 Fund DWS Target 2011 Fund	DWS Target 2012 Fund DWS Target 2013 Fund DWS Target 2014 Fund

On January 26, 2010, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) announced its intention to transition members of your fund’s portfolio management team who are part of its Quantitative Strategies Group and, in the case of DWS Communications Fund its Global Equity Team, out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA.  The transition is expected to be completed during the second quarter 2010.  Following the transition, DIMA intends to retain portfolio management responsibilities for the funds.

Please Retain This Supplement for Future Reference

January 28, 2010